UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21652
Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices)(Zip code)
Amy J. Lee 2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – February 28, 2013

Item 1.      Schedule of Investments.
  Attached hereto.

FMO Fiduciary/Claymore MLP Opportunity Fund
Portfolio of Investments
February 28, 2013 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 162.8%
	Master Limited Partnerships - 159.0%
	Coal - 2.4%
145,600	Alliance Holdings GP, LP	$7,562,464
118,000	Alliance Resource Partners, LP	7,326,620
365,000	Oxford Resource Partners, LP(a)	945,350
		15,834,434

	Diversified Infrastructure - 38.9%
936,815	Enbridge Energy Partners, LP(a)	25,959,154
1,569,175	Energy Transfer Equity, LP(a)	83,464,418
229,237	Energy Transfer Partners, LP(a)	10,982,745
1,420,925	Enterprise Products Partners, LP(a)	80,523,820
619,726	Kinder Morgan Management, LLC(a) (b) (c)	51,331,904
		252,262,041

	Gathering & Processing - 32.4%
403,750	Access Midstream Partners, LP	15,035,650
106,630	American Midstream Partners, LP	1,796,715
871,587	Copano Energy, LLC(a)	33,608,395
801,654	Crestwood Midstream Partners, LP, Class C (b) (c) (d) (e) (f)	20,054,200
1,184,618	DCP Midstream Partners, LP(a)	48,131,029
539,325	MarkWest Energy Partners, LP(a)	30,833,210
285,966	Southcross Energy Partners, LP	6,551,481
618,550	Targa Resources Partners, LP(a)	25,478,075
220,640	Western Gas Equity Partners, LP	7,495,141
383,290	Western Gas Partners, LP(a)	21,019,624
		210,003,520

	Marine Transportation - 3.9%
299,100	Golar LNG Partners, LP (Marshall Islands)	8,898,225
595,764	Teekay Offshore Partners, LP (Marshall Islands)(a)	16,675,434
		25,573,659

	Midstream Natural Gas - 24.8%
180,375	Inergy Midstream, LP (d) (e) (f)	4,311,572
220,668	Inergy Midstream, LP	5,282,792
1,962,661	Inergy, LP(a)	39,174,713
713,525	ONEOK Partners, LP(a)	39,108,305
269,925	Regency Energy Partners, LP	6,421,516
1,346,490	Williams Partners, LP(a)	66,920,553
		161,219,451

	Midstream Oil - 39.8%
92,400	Buckeye Partners, LP	5,146,680
622,693	Buckeye Partners, LP, Class B (b) (c) (d) (e) (f)	33,430,854
194,395	Delek Logistics Partners, LP	5,478,051
638,605	Genesis Energy, LP(a)	29,343,900
266,250	Holly Energy Partners, LP(a)	10,985,475
1,017,097	Magellan Midstream Partners, LP(a)	51,017,586
243,559	MPLX, LP	7,961,944
81,906	Oiltanking Partners, LP	3,595,673
1,434,202	Plains All American Pipeline, LP(a)	78,522,560
20,000	Rose Rock Midstream, LP	680,000
186,175	Sunoco Logistics Partners, LP	11,641,523
176,525	Tesoro Logistics, LP	8,808,597
246,585	TransMontaigne Partners, LP	11,308,388
		257,921,231

	Natural Gas Pipelines & Storage - 9.0%
343,966	Boardwalk Pipeline Partners, LP	9,132,297
589,329	El Paso Pipeline Partners, LP(a)	24,628,059
137,605	Spectra Energy Partners, LP	5,080,377
422,690	TC PipeLines, LP(a)	19,384,563
		58,225,296

	Other Master Limited Partnerships - 1.4%
306,875	Exterran Partners, LP	7,236,112
60,907	Susser Petroleum Partners, LP	1,774,830
		9,010,942

	Upstream - 6.4%
581,074	EV Energy Partners, LP(a)	32,545,955
27,300	LRR Energy, LP	478,569
353,298	Pioneer Southwest Energy Partners, LP	8,309,569
		41,334,093

	Total Master Limited Partnerships - 159.0%
	(Cost $530,987,900)	1,031,384,667

	Common Stock - 3.8%
	Diversified Infrastructure - 3.8%
663,255	Kinder Morgan, Inc.	24,586,863
	(Cost $23,820,189)

Principal
Amount	Description	Value
	Term Loans - 0.0%*
570,524	Clearwater Subordinated Note NR(b) (d) (e) (f) (g)	119,810
	(Cost $570,524)

	Total Investments - 162.8%
	(Cost $555,378,613)	1,056,091,340
	Liabilities in excess of Other Assets - (32.9%)	(213,219,511)
	Borrowings - (29.9% of Net Assets or 18.4% of Total Investments)	(194,000,000)
	Net Assets - 100.0%	$ 648,871,829

LLC - Limited Liability Company
LP - Limited Partnership

*	Represents less than 0.1% of net assets.
(a)
All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding.  As of February 28, 2013, the total amount segregated was $490,158,482.

(b)	Non-income producing security.
(c)	While non-income producing, security makes regular in-kind distributions
(d)
Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.  At February 28, 2013, restricted securities aggregate market value amounted to $57,916,436 or 8.9% of net assets.

(e)
Security is valued based on observable and/or unobservable inputs in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $57,916,436 which represents 8.9% of net assets applicable to common shares.

(f)	Illiquid security.
(g)	Company has filed for protection in federal bankruptcy court.

See previously submitted notes to financial statements for the period ended November 30, 2012.

% of Long-Term
Sector	Investments
Diversified Infrastructure	26.2%
Midstream Oil	24.4%
Gathering & Processing	19.9%
Midstream Natural Gas	15.3%
Natural Gas Pipelines & Storage	5.5%
Upstream	3.9%
Marine Transportation	2.4%
Coal	1.5%
Other Master Limited Partnerships	0.9%

Interest Rate Swap Agreements

	Termination	Notional		Receive	Unrealized
Counterparty	Date	Amount ($000)	Fixed Rate	Floating Rate	(Depreciation)
Morgan Stanley	3/19/2013	$30,000	3.13%	1 - Month LIBOR	$(51,529)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

Restricted Securities

					Price at
	Date of			Fair Market	Acquisition Date	2/28/2013
Security	Acquisition	Shares/Par	Current Cost	Value	(unrestricted)*	Price

Buckeye Partners, LP, Class B	1/18/2011	526,515	$25,000,243	$28,267,309	$68.35	$53.69
Buckeye Partners, LP, Class B	6/10/2011	96,178	$4,566,755	$5,163,545	$62.28	$53.69
Clearwater Subordinate Note	9/29/2008	$517,007	$517,007	$108,571	$100.00	$21.00
Clearwater Subordinate Note	1/9/2009	$53,517	$53,517	$11,239	$100.00	$21.00
Crestwood Midstream Partners, LP, Class C	4/1/2011	801,654	$17,004,790	$20,054,200	$30.56	$25.02
Inergy Midstream LP	12/6/2012	180,375	$3,717,529	$4,311,572	$21.00	$23.90
Total			$50,859,841	$57,916,436
*Valuation of unrestricted common stock on the acquisition date of the restricted shares.

At February 28, 2013, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$535,323,589	$526,340,936	$(5,573,185)	$520,767,751

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees.  A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed.  The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices.  On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of publictrading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs as described above. Money market funds are valued at net asset value. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

The following table represents the Fund's investments carried by caption and by level within the fair value hierarchy as of February 28, 2013.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Master Limited Partnerships:
Coal	$15,834	$-	$-	$15,834
Diversified Infrastructures	252,262	-	-	252,262
Gathering & Processing	189,950	20,054		210,004
Marine Transportation	25,574	-	-	25,574
Midstream Natural Gas	156,908	4,311		161,219
Midstream Oil	224,490	33,431	-	257,921
Natural Gas Pipelines & Storage	58,225			58,225
Other Master Limited Partnerships	9,011	-	-	9,011
Upstream	41,334	-	-	41,334
Common Stocks	24,587	-	-	24,587
Term Loans	-	-	120	120
Total	$998,175	$57,796	$120	$1,056,091

Liabilities:
Derivatives	$-	$52	$-	$52
Total	$-	$52	$-	$52

The Level 3 fair value estimate for Clearwater Subordinated Note (“Clearwater”) was determined by the pricing committee ("Pricing Committee") pursuant to theValuation Procedures established in good faith by management and approved by the Board of Trustees. The Pricing Committee is comprised of employees of the Adviser or its affiliates responsible for implementing the valuation procedures established by the Fund. Investment professionals prepare preliminary valuations based on their evaluation of financial data, company specific developments, terms of the bankruptcy settlement and other factors. These preliminary valuations are reviewed by the Pricing Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, the Bankruptcy Court approved terms of the bankruptcy settlement, non-public information from the Creditor’s Trust Oversight Committee and the present value of potential future earnings of the investment.

Given the absence of an active market for Clearwater, the Fund has adopted a valuation model which values the investment based on terms of the bankruptcy settlement for unsecured creditors. The terms include a 1% royalty payable to unsecured creditors on all tons of coal produced. After considering these factors, the Fund priced Clearwater at $0.21 per dollar of par at February 28, 2013. Unobservable inputs that could result in a significantly higher or lower fair value measurement include the potential sale of coal royalties to a third party, significant changes in coal production, or significant changes in the value of coal in the market.

The following table presents the activity of the Fund's investments measured at fair value using significant observable inputs (Level 3 valuations) for the period ended February 28, 2013.

Level 3 Holdings
Beginning Balance at 11/30/12
Term Loans	120
Total Realized Gain/Loss
Term Loans	-
Change in Unrealized Gain/Loss
Term Loans	-
Purchases	-
Sales
Term Loans	-
Transfers In	-
Transfers Out	-
Ending Balance 2/28/13
Term Loans	120
Total Level 3 holdings	$ 120
There were no transfers between valuation levels as of the report date when compared to the valuation levels at the end of the previous fiscal year end.

Item 2.     Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”)) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.      Exhibits.

  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:             /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           April 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           April 29, 2013

By:              /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           April 29, 2013